                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                  -------------

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  JULY 16, 2002
                                  -------------


                                CARESCIENCE, INC.
              ---------------------------------------------------
             (Exact name of registrant as specified in its charter)


  PENNSYLVANIA                  0-30859                        23-2703715
----------------            ----------------               -------------------
(State or other             (Commission File                  (IRS Employer
jurisdiction of                  Number)                   Identification No.)
incorporation)


       3600 MARKET STREET, 7TH FLOOR, PHILADELPHIA, PA       19104
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          (Address of principal executive offices)         (Zip Code)


       Registrant's telephone number, including area code: (215) 387-9401
                                                           --------------


             ---------------------------------------------------
                                (Former Name)


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Item 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
        ---------------------------------------------

     On July 16, 2002, CareScience, Inc., a Pennsylvania corporation (the "Company"), dismissed Arthur Andersen LLP ("Arthur Andersen") as the Company's independent public accountants and engaged KPMG LLP to serve as the Company's independent public accountants for fiscal 2002. The decision to change independent public accountants was recommended by the Audit Committee and approved by the Board of Directors of the Company.

     Arthur Andersen's reports on the Company's consolidated financial statements for each of the fiscal years ended 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     During the fiscal years ended 2001 and 2000 and through July 16, 2002, there were no disagreements with Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in item 304 (a)(1)(v) of Regulation S-K.

     The Company provided Arthur Andersen with a copy of the foregoing disclosures. While the Company has received no information from Arthur Andersen that Arthur Andersen has a basis for disagreement with such statements, the Company has been informed that, in light of the developments at Arthur Andersen, Arthur Andersen has ceased providing written representations for use in Form 8-Ks concerning changes in registrants' certifying accountant.

     During the fiscal years ended 2001 and 2000 and through the date of the Company's decision, the Company did not consult KPMG LLP with respect to the application of accounting principles to a specified transaction either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304 (a)(2)(i) and (ii) of Regulation S-K.

     A copy of the press release issued by the Company regarding its change in accountants is attached hereto as Exhibit 99.1.



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Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
        ------------------------------------------------------------------

     (c) EXHIBITS. The following exhibits are filed with this Report:
         --------

         EXHIBIT NO.     DESCRIPTION
         -----------     -----------
         99.1            Press Release, dated July 18, 2002, issued by
                         the Company.

















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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.


                                                        CARESCIENCE, INC.
                                               --------------------------------
                                                         (Registrant)


                                            By  /s/ RONALD A. PAULUS
                                               --------------------------------
                                               Ronald A. Paulus
                                               President


Dated: July 18, 2002









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


                                CARESCIENCE, INC.

                           Current Report on Form 8-K

                                  EXHIBIT INDEX
                                  -------------


         EXHIBIT NO.     DESCRIPTION
         -----------     -----------
         99.1            Press Release, dated July 18, 2002, issued by
                         the Company.






















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